UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2012 (April 26, 2012)

UNILIFE CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware	001-34540	27-1049354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Cross Farm Lane, York, Pennsylvania		17406
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (717) 384-3400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On April 26, 2012, Unilife Corporation (“Unilife”) issued a press release announcing the financial results for the three and nine months ended March 31, 2012. A copy of the press release is attached hereto as Exhibit 99.1.

During a conference call scheduled to be held at 4:30 p.m. U.S. Eastern Daylight Time on April 26, 2012, Unilife’s Chief Executive Officer and Chief Financial Officer will discuss the Company’s results for the three and nine months ended March 31, 2012 and an update on its businesses. The slide presentation for the conference call is attached hereto as Exhibit 99.2.

On April 26, 2012, Unilife filed its Appendix 4C (“Quarterly Report”) for the three and nine months ended March 31, 2012 with the Australian Securities Exchange (“ASX”), a copy of which is attached hereto as Exhibit 99.3. The Quarterly Report is prepared in U.S. dollars pursuant to accounting principles generally accepted in the United States of America and otherwise in compliance with the requirements of Australian law and the ASX listing rules.

Item 7.01 Regulation FD Disclosure

See Item 2.02 above.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release dated April 26, 2012.

99.2	Slide presentation.

99.3	Appendix 4C lodged with the Australian Securities Exchange on April 26, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Unilife Corporation

Date: April 26, 2012	By:	/s/ Alan Shortall

Alan Shortall Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release dated April 26, 2012.

99.2	Slide presentation.

99.3	Appendix 4C lodged with the Australian Securities Exchange on April 26, 2012.